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                                                                    Exhibit 99.1

                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his or her knowledge, that the registrant's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated:  March 10, 2003                     /s/ Kenneth I. Moch
                                           -------------------------------------
                                           Kenneth I. Moch
                                           President and Chief Executive Officer

Dated:  March 10, 2003                     /s/ Elizabeth A. O'Dell
                                           -------------------------------------
                                           Elizabeth A. O'Dell
                                           Vice President, Finance
                                           Secretary and Treasurer